                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)          January 3, 2000
                                                             ---------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
               (As Successor to First National Bank of Commerce)
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST NBC CREDIT CARD MASTER TRUST)

                                 United States
                                 -------------
                (State or other jurisdiction of incorporation)

            333-24023                                    51-0269396
       --------------------                              ----------
     (Commission File Number)              (IRS Employer Identification Number)




 201 North Walnut Street, Wilmington, Delaware                        19801
 -------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


                 (302) 594-4117
---------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 7.   Financial Statements and Exhibits

          (c)       Exhibits.


     Exhibit No.          Document Description
     -----------          --------------------

        99.01 Second Amendment to the Pooling and Servicing Agreement dated as of January 3, 2000 between First USA Bank, National Association and The Bank of New York relating to the First NBC Credit Card Master Trust.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         First USA Bank, National Association, as Servicer, on behalf of FIRST NBC CREDIT CARD MASTER TRUST,




                         By:         /s/ Tracie H. Klein
                                --------------------------------
                         Name:  Tracie H. Klein
                         Title: First Vice President



Date:  February 11, 2000
       -----------------

                               INDEX TO EXHIBITS


Exhibit No.       Document Description                                 Sequential Page No.
-----------       --------------------                                 -------------------
     99.01        Second Amendment to the Pooling and Servicing                 5
                  Agreement dated as of January 3, 2000 between
                  First USA Bank, National Association and The Bank
                  of New York relating to the First NBC Credit Card
                  Master Trust.